UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2022

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVGW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2022, Calavo’s board of directors approved plans to reorganize its business to execute Project Uno integration efforts. As a result of the reorganization, the positions of Chief Operations Officer, held by Mark Lodge, and Chief Accounting Officer, held by Joel Silva, were eliminated effective as of April 13, 2022. Mark Lodge will remain an employee in a non-executive capacity until April 22, 2022.

Additionally, Ron Araiza, Executive Vice President, Foods and RFG Sales, will remain an employee in a non-executive capacity as interim Prepared SVP/General Manager until a successor is identified or through his retirement which is anticipated on October 31, 2022.

Mr. Lodge will be entitled to severance compensation pursuant to his Employment Agreement, dated August 10, 2020, a copy of which is filed as Exhibit 10.1 Calavo’s Current Report on Form 8-K filed on August 13, 2020. In addition, Mr. Silva will be entitled to severance compensation pursuant to his Employment Agreement.

Item 7.01. Regulation FD Disclosure.

On April 13, 2022, the Company issued a press release announcing the reorganization of its business, including the reorganization into two reporting segments, Grown and Prepared. The Grown segment will consist of fresh avocados, tomatoes and papaya. The Prepared segment will comprise all other products including fresh cut fruits and vegetables, ready-to-eat sandwiches, wraps, salads and snacks, guacamole, and salsa sold at retail and food service as well as avocado pulp sold to food service. The two segments each will be led by a Senior Vice President/General Manager responsible for sales, earnings, strategy, international growth, customer fulfillment, grower/supplier relations and new product development. Initially, those leaders are Robert Wedin for Grown and Ronald Araiza, on an interim basis, for Prepared. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release dated April 13, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
April 13, 2022

	By:	/s/ Brian Kocher
Brian Kocher
President and Chief Executive Officer